                                                               EXHIBIT (h)(8)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                            ADMINISTRATION AGREEMENT

                                     BETWEEN

                          ING VARIABLE INSURANCE TRUST

                                       AND

                             ING FUNDS SERVICES, LLC

SERIES*                                                                 ADMINISTRATIVE FEE
-------                                                                 ------------------
                                                          (as a percentage of average daily net assets)

ING GET U.S. Core Portfolio - Series 1                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Core Portfolio - Series 2                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Core Portfolio - Series 3                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Core Portfolio - Series 4                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Core Portfolio - Series 5                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Core Portfolio - Series 6                         0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Opportunity Portfolio - Series 1                  0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion

ING GET U.S. Opportunity Portfolio - Series 2                  0.055% on the first $5 billion
                                                               0.030% on all assets over $5 billion
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*        This Schedule A will be effective with respect to the Series upon the effective date of the post effective amendment to the Trust's
         Registration Statement with respect to each Series.